UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2022

REVOLUTION HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40190	86-1403778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 University Road, Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(617) 234-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A common Stock, $0.0001 par value, and one-fifth of one redeemable warrant to acquire one share of Class A Common Stock	REVHU	The Nasdaq Stock Market LLC
Class A Common Stock included as part of the SAILSM securities	REVH	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	REVHW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On November 28, 2022, Revolution Healthcare Acquisition Corp. (the “Company”) issued a press release announcing that will redeem all of its outstanding shares of Class A Common Stock, par value $0.0001, issued by the Company in its initial public offering, effective as of the close of business on December 2, 2022, if at the Company’s Special Meeting on December 2, 2022, the requisite stockholders of the Company approve the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation and the proposed amendment to that certain Investment Management Trust Agreement, dated March 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, in each case, as described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 7, 2022, as may be amended or supplemented from time to time.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2022

Revolution Healthcare Acquisition Corp.

By:	/s/ Mark McDonnell
Name:	Mark McDonnell
Title:	Chief Financial Officer

EXHIBIT 99.1

Revolution Healthcare Acquisition Corp. Will Redeem Public Shares

Cambridge, MA, November 28, 2022 – Revolution Healthcare Acquisition Corp. (the “Company”) (NASDAQ: REVH), a special purpose acquisition company, today announced that, the Company will redeem all of its outstanding shares of Class A Common Stock, par value $0.0001, issued by the Company in its initial public offering (the “Public Shares”), effective as of the close of business on December 2, 2022, if at the Company’s Special Meeting on December 2, 2022 the requisite stockholders of the Company approve (the “Stockholder Approval”) the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) and the proposed amendment to that certain Investment Management Trust Agreement, dated March 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), in each case, as described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 7, 2022, as may be amended or supplemented from time to time.

As such, in accordance with the Company’s Charter Amendment, if the Stockholder Approval is obtained at the Company’s Special Meeting on December 2, 2022, the Company will:

•	cease all operations as of December 2, 2022, except those required to wind up the Company’s business;

•

as promptly as reasonably possible, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s franchise and income taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders of the Company (including the right to receive further liquidation distributions, if any); and

•

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, liquidate and dissolve, subject to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The per-share redemption price for the public shares will be approximately $10.07 (the “Redemption Amount”). The balance of the Trust Account as of October 28, 2022 was approximately $554,110,733.62. In accordance with the terms of the Trust Agreement, the Company expects to retain $100,000 of the interest and dividend income from the Trust Account to pay dissolution expenses.

As of the close of business on December 2, 2022, the Public Shares will be deemed cancelled and will represent only the right to receive the Redemption Amount, if the Stockholder Approval is obtained at the Company’s Special Meeting on December 2, 2022.

The Redemption Amount will be payable to the holders of the Public Shares upon presentation of their respective stock or unit certificates or other delivery of their shares or units to the Company’s transfer agent, Continental Stock Transfer & Trust Company. Beneficial owners of public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

The Company’s sponsor and other initial stockholder have waived their respective redemption rights with respect to any shares of Class B Common Stock, par value, $0.0001 per share held by them; provided, that the Company’s sponsor and other initial stockholders will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold. After December 2, 2022, the Company shall cease all operations except for those required to wind up the Company’s business.

The Company expects that NASDAQ will file a Form 25 with the U.S. Securities and Exchange Commission (the “Commission”) to delist its securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” in the Company’s registration statement on Form S-1 (Registration No. 333-253729), as amended, initially filed with the Commission on March 18, 2021, relating to its initial public offering, annual, quarterly reports and subsequent reports filed with the Commission, as amended from time to time. Copies of such filings are available on the Commission’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Mark McDonnell

Chief Financial Officer

(617) 234-7000